PROFUNDS

Supplement dated May 3, 2006

to the Prospectus dated May 1, 2006

Commencement of Operation of Certain ProFunds

The following ProFunds have not commenced investment operations:

Dow 30 ProFund

International ProFund

Short Mid-Cap ProFund

Short Dow 30 ProFund

Short International ProFund

Leisure Goods UltraSector ProFund

Oil Equipment, Services & Distribution UltraSector ProFund

The Trustees and Officers of ProFunds may consider beginning investment operations of a ProFund with an initial investment of $5 million or more. The ProFunds listed above may not be available for sale in all states. Please contact ProFunds or your investment adviser to determine if such ProFunds are available for sale in your state.

The information below supplements and replaces the information in the Prospectus dated May 1, 2006:

During the period covered in the bar chart on page 50 of the Prospectus dated May 1, 2006, the lowest return on Investor Class Shares of UltraShort Small-Cap ProFund for one quarter was -9.06% (quarter ended June 30, 2005).

Please keep this information with your prospectus for future reference.

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